CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Comprehensive income:
Net income/(loss) attributable to the group	$ 160,154	$ (94,270)	$ 387,859	$ 76,717
Currency translation adjustment	(98,140)	(35,300)	(199,763)	(44,209)
Currency impact of long term funding (net of tax)	(826)	(162)	(1,201)	(401)
Amortization of interest rate hedge	0	0	0	113
Write off of loss on interest rate hedge	0	0	0	778
Total comprehensive income attributable to the group	$ 61,188	$ (129,732)	$ 186,895	$ 32,998